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                                                                                                      SAFECO Life Insurance Company
                                                 Spinnaker(R)Advisor Variable Annuity                  5069 154th Place NE
        [SAFECO Logo]                     Individual Deferred Variable Annuity Application            Redmond, WA 98052-9669
                                                                                                      Telephone 1-877-472-3326
                                                                                                      TTY/TDD 1-800-833-6388
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                                                    MINIMUM PURCHASE PAYMENT AMOUNTS
    Initial Purchase Payment:    $10,000
    Minimum Allocations to the Fixed Account Options:
         Dollar Cost Averaging (DCA) Fixed Account Option:  $5,000
         Guaranteed Interest Period Fixed Account Option:   $1,000 for each selected Guaranteed Period
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1.       Owner
     Information           Name_____________________________________________________________________________________________________
                                               First                       Middle                           Last

                           Mailing Address__________________________________________________________________________________________
                                                   Street                         City                      State        Zip Code

                           Telephone (_____)________________________ Soc. Sec. #_____________________ Date of Birth_________________
     Joint Owner                                                                                                      Mo.   Day  Yr.
     (Non-Qualified Only)
                           Name_____________________________________________________________________________________________________
                                               First                       Middle                           Last

                           Mailing Address__________________________________________________________________________________________
                                                   Street                         City                      State        Zip Code

                           Telephone (_____)________________________ Soc. Sec. #_____________________ Date of Birth_________________
                                                                                                                      Mo.   Day  Yr.
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2.    Annuitant
     Information           Name__________________________________________________________________________   []   Male []  Female
                                         First              Middle                    Last
     (Non-Qualified
        Only)
                           Mailing Address__________________________________________________________________________________________
                                                   Street                         City                      State        Zip Code

                           Telephone (_____)________________________ Soc. Sec. #_____________________ Date of Birth_________________
                                                                                                                      Mo.   Day  Yr.
                                                  If no Annuitant is  specified, the Owner will be the Annuitant.
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3.   Type of Annuity        []TSA      [] Deferral TSA          []Transfer from another TSA
                                                                         [] Transfer TSA was an Annuity under IRC 403(b)

                            [] IRA     []   Individual Retirement Annuity (IRA)
                                            []  Contribution    for   calendar year_________ to a [] Regular IRA or []Roth  IRA
                                            []  Rollover*   from  a []Regular  IRA  or []  Roth  IRA
                                            []  Transfer*  from a [] Regular  IRA or [] Roth IRA


                                            The  taxable  year for which I first made a  Roth  IRA  contribution  was  ________.
                                            [] Convert my Regular IRA by  rollover  or  transfer to a Roth IRA.
                                            []  Rollover*  from a Qualified Retirement Plan or TSA




                                         []   Simplified Employee Pension (SEP) IRA Plan
                                              []  Salary Reduction (SARSEP).  Only available if plan established prior to 1997.
                                         []   Savings Incentive Match Plan for Employees (SIMPLE) IRA
                                              []  Rollover* from a SIMPLE IRA  Original date of SIMPLE IRA ___/___/_____

                           []    Non-Qualified Annuity             []   1035 Exchange.*

                           * Must  complete Form  LP-1185,  Rollover,  Transfer, and/or Exchange Request.


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4.   Transfer &            ROLLOVER, TRANSFER, AND EXCHANGES
     Replacement           Annuity Will the annuity applied for here replace any
                           annuity or life insurance from this or any other company?

                           []   Yes    []    No    If yes, give policy number and full company name:       Policy #:________________

                           Company Name:____________________________________________________________________________________________
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LPC-1161 3/00                                                                     R Registered trademark of Safeco Corporation
                                                             R  Spinnaker is a registered trademark of SAFECO Life Insurance Company
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5.       Beneficiary
                             Primary:  Name     ______________________________________________________________   Percentage________%
     (Please attach a                              First                 Middle                Last
     signed and dated        Mailing Address________________________________________________________________________________________
     listing of any                                  Street                         City                      State        Zip Code
     additional names.)      Soc. Sec. #______________________________ Date of Birth______________________  []   Male    []  Female
                                                                                       Mo.    Day   Yr.
                             Relationship to Owner__________________________________________________________________________________

                             CONSENT OF SPOUSE REQUIRED FOR ERISA PLAN PARTICIPANT NAMING A NON-SPOUSE PRIMARY
                             BENEFICIARY:  I  consent to the above  designation of
                             Beneficiary. I understand that if anyone other than
                             me is  designated  as Primary  Beneficiary  on this
                             form,  I am waiving  my right to  receive  benefits
                             under the plan when my spouse dies.

                             Signature of Spouse________________________________________________________________Date _______________
                                                                                                                      Mo.   Day  Yr.
                              []   I am not married.

                              []  PRIMARY
                              []  CONTINGENT:  Name____________________________________________________________   Percentage_______%
                                                         First                Middle                Last
                             Mailing Address_______________________________________________________________________________________
                                                     Street                         City                      State        Zip Code
                             Soc. Sec. #______________________________  Date of Birth_______________________  []  Male   []   Female
                                                                                        Mo.    Day     Yr.
                             Relationship to Owner__________________________________________________________________________________
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6.   Investment            Initial        Subsequent      Investment Option
                           -------        ----------      -----------------
     Instructions            _______%          _______%       SAFECO RST Bond
                             _______%          _______%       SAFECO RST Equity
     Choose one or more of   _______%          _______%       SAFECO RST Growth Opportunities
     the following.  Whole   _______%          _______%       SAFECO RST Money Market
     percentages only.       _______%          _______%       SAFECO RST Northwest
                             _______%          _______%       SAFECO RST Small Company Value
     Total of all            _______%          _______%       AIM V.I. Aggressive Growth
     percentages must        _______%          _______%       AIM V.I. Growth
     equal 100%.             _______%          _______%       American Century VP Balanced
                             _______%          _______%       American Century VP International
                             _______%          _______%       Dreyfus IP MidCap Stock
                             _______%          _______%       Dreyfus IP Technology Growth
                             _______%          _______%       The Dreyfus Socially Responsible Growth Fund, Inc.
                             _______%          _______%       Dreyfus VIF Appreciation
                             _______%          _______%       Dreyfus VIF Quality Bond
                             _______%          _______%       Federated High Income Bond Fund II
                             _______%          _______%       Federated Utility Fund II
                             _______%          _______%       Fidelity VIP Growth
                             _______%          _______%       Fidelity VIP III Growth & Income
                             _______%          _______%       Fidelity VIP III Growth Opportunities
                             _______%          _______%       Franklin Small Cap Fund - Class 2
                             _______%          _______%       Franklin U.S. Government Fund - Class 2
                             _______%          _______%       INVESCO VIF-Real Estate Opportunity Fund
                             _______%          _______%       J.P. Morgan U.S. Disciplined Equity
                             _______%          _______%       Scudder VLIF Balanced
                             _______%          _______%       Scudder VLIF International
                             _______%          _______%       Templeton Developing Markets Securities Fund - Class 2
                             _______%              N/A        SAFECO DCA Fixed Account Option [] 6 months  or [] 12 months
                                                                       (Please allocate DCA percentages in Section 8)
                                                              SAFECO Guaranteed Interest Period Fixed Account Option
                             _______%          _______%           1-Year Guaranteed Period
                             _______%          _______%           3-Year Guaranteed Period
                             _______%          _______%           5-Year Guaranteed Period

                             _______%          _______%            ___-Year Guaranteed Period  (as approved by
                                                                  SAFECO Life. Contact your Registered
                                                                  Representative or SAFECO Life
                                                                  for the availability
                                                                  of longer Guaranteed Periods.)
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     (Continued)
     Investment Instructions Purchase  Payments to the SAFECO Fixed Account Options will be allocated immediately upon receipt.
                             Purchase Payments to the variable Portfolios may be invested in the SAFECO RST Money Market Portfolio until the expiration of 15 days from the date the first Purchase Payment is received, and then will be invested according to your investment instructions.

     ------------------------------------------------------------------------------------------------------------

7.   Systematic  Investing   I would like to make  regular Purchase  Payments  from  my  checking  or  savings account. I  have  completed  Form  LPS-5318  and  am  sending it in with this application.
                             (Not available for TSA or 457 Plans.)


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8.   Scheduled Transfers    I have read the information in the Prospectus about the following scheduled transfers and would like to elect:
                             1.    Dollar Cost Averaging: I elect to transfer $_________ (minimum $50) or _______% from the
                                  []________________________________   Portfolio or []  Dollar  Cost  Averaging  Fixed  Account
                                  Option  []   monthly  []   quarterly   to  the Portfolios listed below.

                             2.    Appreciation  Sweep ($10,000  minimum account balance  required):   I  elect  to  have  the
                                   appreciation  of the Money  Market  Portfolio transferred   []  monthly  []   quarterly  []
                                   annually to the Portfolios listed below.

                             3.    Portfolio Rebalancing ($10,000 minimum account balance required): I elect to rebalance my
                                   Portfolios   []  quarterly   []   semiannually   []   annually.

                             ____%  SAFECO RST Bond                               ____%  Dreyfus VIF Quality Bond
                             ____%  SAFECO RST Equity                             ____%  Federated High Income Bond Fund II
                             ____%  SAFECO RST Growth Opportunities               ____%  Federated Utility Fund II
                             ____%  SAFECO RST Money Market                       ____%  Fidelity VIP Growth
                             ____%  SAFECO RST Northwest                          ____%  Fidelity VIP III Growth & Income
                             ____%  SAFECO RST Small Company Value                ____%  Fidelity VIP III Growth Opportunities
                             ____%  AIM V.I. Aggressive Growth                    ____%  Franklin Small Cap Fund - Class 2
                             ____%  AIM V.I. Growth                               ____%  Franklin U.S. Government Fund -
                             ____%  American Century VP Balanced                           Class 2
                             ____%  American Century VP International             ____%  INVESCO VIF-Real Estate Opportunity Fund
                             ____%  Dreyfus IP MidCap Stock                       ____%  J.P. Morgan U.S. Disciplined Equity
                             ____%  Dreyfus IP Technology Growth                  ____%  Scudder VLIF Balanced
                             ____%  The Dreyfus Socially Responsible              ____%  Scudder VLIF International
                                    Growth Fund, Inc.                             ____%  Templeton Developing Markets
                             ____%  Dreyfus VIF Appreciation                             Securities Fund - Class 2
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9.   Telephone Transfer      I, __________________________________________ , hereby authorize SAFECO Life Insurance Company (SAFECO)
     Authorization          to accept and act on telephone instructions from me or any person(s) listed below regarding the transfer of funds between,  or change in the percentage of my allocations among, portfolios of my variable annuity contract.  This  authorization will remain in effect until SAFECO receives written revocation from me.

                            SAFECO will employ reasonable  procedures to confirm that  instructions  communicated  by  telephone are
                            genuine.   SAFECO   reserves  the  right  to  refuse telephone  instructions from any caller when unable to confirm to SAFECO's  satisfaction that the caller is authorized to give those instructions.

                            To   transfer   by   telephone,   call   SAFECO   at 1-877-4SAFECO  (472-3326). All  telephone  transfer
                            calls will be recorded. You or your authorized third party will be required to provide the identification information  listed below.  Written  confirmation of transfer transaction(s) will be mailed to you.

                            Unless  otherwise  indicated,  this  form  does  not permit   anyone  else  to   exercise  discretionary
                            authority  to  effect   transactions  on  my  behalf without obtaining my prior  authorization. If you are unsure if you have this  authority,  please  consult your broker/dealer.

                            ------------------------------------------------------------------------------------------------------
                            Print or type full name of Authorized Third Party

                             IDENTIFICATION INFORMATION:
                             My mother's maiden name is:___________________________________________ Account #:______________________
                                                                                                                   (if available)
                             ___________________________________________________________________________    ________________________
                             Signature of Owner                                                              Date
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10.  Statement of Owner(s)   Have you received a current Prospectus?                         []   Yes     []   No

                          FRAUD WARNING: Any person who knowingly and with intent to defraud any insurance company or other person files an application of insurance containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

                          I declare that the statements and answers on this application are full, complete, and true, to the best of my knowledge and belief, and shall form a part of the annuity contract issued hereon. I understand and agree that any fees or taxes will be deducted from my contract value or purchase payment, as applicable.

                          I understand that when contract values and annuity payments are based on investment performance of the Separate Account, the dollar amounts cannot be predicted or guaranteed. I also understand that withdrawals from the Guaranteed Period Fixed Account Option before the end of the Guarantee Period will be subject to a market value adjustment that will increase or decrease the cash surrender benefit. Variable annuity contracts should be purchased for long-term retirement purposes.

                          ______________________________________________________________   _________________________________________
                          Signature of Owner                                                Signed in City, State

                          ______________________________________________________________   _________________________________________
                          Signature of Joint Owner (if applicable)                          Date
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11.  TSA Information         Employer Name _________________________________________________________________________________________

                             Address_______________________________________________________________________________________________
                                                   Street                           City                  State            Zip Code
                             Please verify that the TSA Plan  Information  Sheet
                             is on file with the SAFECO Life Home  Office.  This
                             application    cannot    be    processed    without
                             verification of Employer's eligibility to sponsor a
                             403(b) Plan.

                             Plans covered by ERISA:
                             This employee has satisfied all eligibility requirements to receive contributions under our plan. Furthermore, Joint & Survivor Annuity option disclaimers (if required by plan) are on file with the Plan Administrator.

                             ______________________________________________________________   ______________________________________
                             Plan Administrator Signature                                                         Date

                             Contribution Frequency:
                               []  Annual (01)               [] Bi-Weekly (26)        Deductions will begin the month of:
                               []  Quarterly (04)            [] Weekly (52)           ______________________________________________
                               []  Monthly (12)              [] 10 Pay Periods        Month(s) to exclude:
                               []  Semi-Monthly (24)                                 _______________________________________________
                               []  Other: ________________________________________   Contribution per pay frequency:
                                                                                       $____________________________________________
                             Source of Contribution:                               Anticipated annual contributions:
                               []  Employee Salary Reduction                             $__________________________________________
                               [] Employer                                                        (Amount must be provided)
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12.  Registered              To the best of my  knowledge,  the annuity  applied for here []
     Representative          does [] does not replace any life  insurance  or annuity in
     Information             this  or  any  other  company.  I  hereby  certify  that  I  witnessed  the signature(s)  above and that the answers to the questions above are true to the best of my knowledge and belief.

                             ______________________________________________________________   ______________________________________
                             Registered Representative's Name                                Stat #                               %

                             ______________________________________________________________   ______________________________________
                             Registered Representative's Name                                Stat #                               %

                             ______________________________________________________________   ______________________________________
                             Agency                                                          State/Location ID #

                             ______________________________________________________________     (            )_____________________
                                                                                             ________________
                             Registered Representative's Signature                           Telephone Number
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